BUSINESS FiRST
BANCSHARES

Private Placement of Subordinated Notes

March 2021

CONFIDENTIAL


BUSINESS FiRST BANCSHARES
NASDAQ: BFST
Nasdaq

Table of Contents

Special Note Concerning Forward-Looking Statements

This investor presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements in some cases through the Company's use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the Company's future business and financial performance and/or the performance of the banking and mortgage industry and economy in general.

Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company's management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. Actual results will also be significantly impacted by the effects of the ongoing COVID-19 pandemic, including, among other effects: the impact of the public health crisis; the extent and duration of closures of businesses, including our branches, vendors and customers; the operation of financial markets; employment levels; market liquidity; the impact of various actions taken in response by the U.S. federal government, the Federal Reserve, other banking regulators, state and local governments; the adequacy of our allowance for loan losses in relation to potential losses in our loan portfolio; and the impact that all of these factors have on our borrowers, other customers, vendors and counterparties. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation including, without limitation, the risks set forth in "Forward Looking Statements" and "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 5, 2021. Many of these factors are difficult to foresee and are beyond the Company's ability to control or predict. The Company believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Non-GAAP Financial Measures

This presentation includes certain financial measures that are not measures recognized under U.S. generally accepted accounting principles ("GAAP") and therefore are considered non-GAAP financial measures. The Company's management uses these non-GAAP financial measures in their analysis of the Company's performance, financial condition and the efficiency of its operations. Management believes that these non-GAAP financial measures provide a greater understanding of the ongoing operations and enhance comparability of results with prior periods. The Company's management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company's underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from the reporting measures with similar names as used by other companies. You should understand how such other banking organizations calculate their non-GAAP financial measures with names similar to the non-GAAP financial measures discussed herein when comparing such information. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix to this presentation.

Legal Disclosures

Offering Disclaimer

Any offering of securities may be made only by a purchase agreement and the information contained herein will be superseded in its entirety by such purchase agreement. This investor presentation does not contain all of the information you should consider before investing in securities of the Company and should not be construed as investment, legal, regulatory or tax advice. Each potential investor should review the purchase agreement, make such investigation as it deems necessary to arrive at an independent evaluation of an investment in the securities mentioned in this investor presentation and should consult its own legal counsel and financial, accounting, regulatory and tax advisors to determine the consequences of such an investment prior to making an investment decision and should not rely on any information set forth in this investor presentation. The securities described in this investor presentation will be subject to significant limitations on their liquidity. Only potential investors who can bear the risk of an unregistered illiquid investment should consider investment in the securities described herein.

The securities referenced in this investor presentation have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and my not be offered or sold absent registration or an exemption from registration under applicable law. Such securities have not been approved or disapproved by the Securities and Exchange Commission, any state securities commission or any regulatory authority, nor have any of the foregoing authorities passed upon or endorsed the merits of any proposed offering of these securities or the accuracy or adequacy of this investor presentation. Any representation to the contrary is a criminal offense. The securities described in this investor presentation are not deposits or insured by the Federal Deposit Insurance Corporation ("FDIC") or any other agency.

Terms of Proposed Private Placement

Issuer	• Business First Bancshares, Inc. (Nasdaq: BFST)
Security Type	• Fixed-to-Floating Rate Subordinated Notes due 2031
Principal Amount	• $50.0 million
Coupon	• Initial Fixed Rate [*TBD*] for 5 Years • Floating on 90-day average SOFR + [*Spread TBD*]; (floating spread TBD, depending on fixed-rate coupon and 90-day average SOFR at closing)
Rating	• Unrated
Issuer Redemption	• Callable at par beginning five years prior to maturity
Offering Type	• Regulation D Private Placement
Covenants	• Limited covenants consistent with regulatory requirements for Tier 2 capital treatment at the holding company
Use of Proceeds	• To provide additional capital support to b1BANK, to support growth, to better position the company to take advantage of strategic opportunities that may arise from time to time, repayment of existing holding company borrowings, and for other general corporate purposes
Settlement Mechanics	• DTC / Global Notes
Issuer Counsel	• Fenimore, Kay, Harrison & Ford, LLP

Executive Management



Jude Melville
Director, President and CEO

Age: 46
Years of Experience: 16
Year Started at BFST: 2006



Gregory Robertson
EVP, Chief Financial Officer

Age: 49
Years of Experience: 26
Year Started at BFST: 2011



Philip Jordan
EVP, Chief Banking Officer

Age: 48
Years of Experience: 26
Year Started at BFST: 2008



Mark Folse
Director, EVP and Chief Risk Officer

Age: 54
Years of Experience: 31
Year Started at BFST: 1998[1]



Keith Mansfield
EVP, Chief Operations Officer

Age: 44
Years of Experience: 23
Year Started at BFST: 2016



Jesse Jackson
EVP, Financial Institutions Group

Age: 45
Years of Experience: 30
Year Started at BFST: 2020



Mimi Singer Lee
EVP, Chief Human Resources Officer

Age: 44
Years of Experience: 22
Year Started at BFST: 2019

Average Years of Experience
25

Average Age
47

(1) Includes prior experience at Pedestal Bancshares, Inc.

Guiding Principles


Thoughtful, Disciplined Decision-Making
Meaningful Communication
Doing the Right Thing The Right Way
Striving To Be The Best Through Continual Improvement
Relationship Driven Team
b1

b1BANK's five guiding principles reflect our core beliefs and values, which drive all decisions irrespective of our goals, strategies, or external factors. These tenets are more than guides for making business decisions, they are the core of our culture, driving our day-to-day interactions between employees, and with our clients to make a positive impact on the communities we serve.


Forbes 2020
BEST-IN-STATE BANKS
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LOUISIANA


BUSINESS REPORT'S
2020
BEST
PLACES to WORK
IN BATON ROUGE

Business First Bancshares, Inc. Overview

Company Overview

Ticker: BFST (NASDAQ)

Headquarters: Baton Rouge, Louisiana

Franchise Highlights:

- Geographically diversified portfolio across I-10 and I-20 corridors
- #1 deposit market share in Louisiana for Louisiana-headquartered community banks
- Two DFW metroplex locations totaling $404.6 million in assets, as of 12/31/20
  - Third DFW location opened in early-March 2021
- Completed Pedestal acquisition on May 1, 2020, marking the fourth successful acquisition in five years
- Participated in Main Street Lending Program successfully helping 45 clients with $327.8 million in loans

Financial Highlights of 4Q20 ($ millions)	
Assets	$4,160
Gross Loans Held for Investments	$2,991
Deposits	$3,617
Loan-to-Deposit Ratio	82.7%
Core ROAA[(1)]	1.40%
Core ROAE[(1)]	14.17%
Core Efficiency Ratio[(1)]	59.30%
NPLs/Total Loans(HFI)[(2)]	0.35%
Community Bank Leverage Ratio	8.79%
TCE/TA[(1)]	8.45%

BFST Footprint



Dallas
Shreveport
Monroe
Lake Charles
Lafayette
Baton Rouge
New Orleans
b1BANK Banking Center

LOUISIANA[(3)]

Rank	Institution (ST)	Deposits ($mm)	Market Share (%)
1	Capital One Financial Corp. (VA)	22,028	17.8
2	JPMorgan Chase & Co. (NY)	20,800	16.8
3	Hancock Whitney Corp. (MS)	16,299	13.2
4	First Horizon National Corp. (TN)	9,870	8.0
5	Regions Financial Corp. (AL)	8,126	6.6
6	**Bus. First Bancshares Inc. (LA)**	**3,143**	**2.5**
7	Origin Bancorp Inc. (LA)	2,601	2.1

BFST operates 43 banking centers across Louisiana and Texas

(1) Non-GAAP financial measure. See appendix for applicable reconciliation.
(2) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.
(3) FDIC deposit data as of June 30, 2020. Data Source: S&P Global Market Intelligence.

Corporate History – Strategic Context



Start-Up
Priority: Growth
Chartered in Baton Rouge, La. Quickly expanded post-Katrina into Shreveport, Northshore, Lafayette, Lake Charles & Houma.
Foundation Building
Priority: Health
Strengthening of balance sheet, development of processes/procedures, prioritization of regulatory relationship.
Acquisitions and Organic Growth
Priority: Healthy Growth
Expanded into New Orleans DFW, listed on NASDAQ: BFST, completed institutional investor-led equity and debt raises, completed four mergers.

2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Total Assets ($Millions):														
$110	$392	$546	$667	$657	$652	$681	$684	$685	$1,076	$1,106	$1,321	$2,095	$2,274	$4,160

Note: All periods as of December 31.

Current Footprint

Dallas Fort Worth Region

# of Banking Centers:	3
Total Loans:	$404.6
Total Deposits:	$185.0

Market President: Jason Siegele
Age: 44
Years in Banking: 23
Year Started at BFST: 2006

North Louisiana Region

# of Banking Centers:	10
Total Loans:	$603.5
Total Deposits:	$765.9

Market President: Chad Carter
Age: 37
Years in Banking: 15
Year Started at BFST: 2018



DALLAS / FORT WORTH REGION
NORTH LOUISIANA REGION
SOUTHWEST LOUISIANA REGION
CAPITAL REGION
SOUTHEAST LOUISIANA

Capital Region

# of Banking Centers:	9
Total Loans:	$520.7
Total Deposits:	$712.9

Market President: Michael Nizzo
Age: 41
Years in Banking: 18
Year Started at BFST: 2008

Southwest Louisiana Region

# of Banking Centers:	13
Total Loans:	$672.0
Total Deposits:	$1,001.2

Market President: Poncho Seaford
Age: 55
Years in Banking: 32
Year Started at BFST: 2016

Southeast Louisiana Region

# of Banking Centers:	8
Total Loans:	$805.6
Total Deposits:	$804.3

Market President: Chris Keene
Age: 46
Years in Banking: 25
Year Started at BFST: 2015

Market President: Chip Ourso
Age: 58
Years in Banking: 36
Year Started at BFST: 1998(1)

Average Years of Experience
25

Average Age
47

Note: Data as of December 31, 2020. Dollars in millions. Deposit balances do not tie to consolidated figures as a result of wholesale deposits, timing differences and other items recorded at the corporate level. Loan amounts based on outstanding loan balance before accounting adjustments.
(1) Includes prior experience at Pedestal Bancshares, Inc.

Investment Highlights

Experienced Leadership	• Disciplined and experienced management team positioned for growth • 25 average years of experience • 47 average age of key executives
Exceptional Credit Quality	• NPAs / Assets of 0.48% • Trailing 3-year average NCOs / Average Loans of 0.05% • LLR reserve coverage (excl. PPP) of 2.12%[(1)], including remaining fair value discount on acquired loans
Stable Core Deposit Base	• Stable core deposit franchise across all markets with 32.2% noninterest bearing deposits • 93.9% core deposits (excluding jumbo time deposits) • 3-Year noninterest bearing deposit CAGR of 63.9%
Disciplined, Low Risk Balance Sheet	• Attractive loan mix with pro forma CRE concentrations below industry guidelines – 95.9% C&D / TRBC[(2)] and 237.0% Non-OO CRE / TRBC[(2)] • Diversified commercial focused balance sheet with average loan size of total portfolio < $0.2 million[(3)] and average CRE loan size < $0.5 million
Consistent Profitability	• Trailing 3-year average core ROAA > 1.0%[(4)] • FY 2020 core pre-tax pre-provision ROAA[(4)] and ROATCE[(4)] of 1.69% and 19.6%, respectively • Q4'20 core pre-tax pre-provision ROAA[(4)] and ROATCE[(4)] of 1.98% and 23.7%, respectively
Diverse and Attractive Footprint	• Positioned in demographically attractive and stable geographies • Diversified geographies combined benefits of steady rural markets and the favorable economic conditions of metro markets • Opportunistic growth from market dislocation – e.g., PNC / BBVA Texas merger

Note: Above financial information as of December 31, 2020, unless otherwise noted.
(1) LLR coverage reflects total loans HFI (excl. PPP loans) of $2,711.5 million, LLR of $22.0 million, remaining fair value discount on acquired loans of $35.6 million, and SBA PPP LLR of $0.2 million.
(2) Pro forma C&D and CRE guideline ratios assume $50.0 million subordinated debt issuance. Assumes $40.0 million of proceeds are downstreamed to the bank subsidiary.
(3) Reflects loan balances based on balances before accounting adjustments and excludes SBA PPP loan balances.
(4) Represents non-GAAP financial measures. See appendix for applicable reconciliation.

Record Financial Results in FY 2020

Transformative FY 2020

Loan growth of $1.28 billion, or 75%, driven by Pedestal acquisition, PPP lending, and 2020 organic loan growth of 6.29%

Deposit growth of $1.84 billion, or 103%, driven by:

- Pedestal acquisition
- New relationships as a result of PPP and MSLP
- New FIG Group
- Organic deposit gathering

Stable NIM driven by loan and deposit growth, consistent loan yield, and the reduction of interest expense by approximately 5%.

Improved core efficiency ratio[3] post-closing of the Pedestal transaction, achieved through scale efficiencies and footprint re-distribution

- 2019: 63.4%
- 2020: 61.1%


Gross Loans
$811.1
$975.5
$1,528.5
$1,710.3
$2,991.4
2016Y
2017Y
2018Y
2019Y
2020Y


Total Deposits
$932.8
$1,055.5
$1,733.9
$1,782.0
$3,616.7
2016Y
2017Y
2018Y
2019Y
2020Y


Net Income(1)
$5.3
$5.1
$4.8
$4.8
$16.8
$14.1
$24.6
$23.8
$37.5
$30.0
2016Y
2017Y
2018Y
2019Y
2020Y


ROAA(1)
0.47%
0.45%
0.40%
0.40%
1.00%
0.84%
1.15%
1.11%
1.09%
0.88%
2016Y
2017Y
2018Y
2019Y
2020Y


NIM(2)
3.64%
3.51%
4.01%
3.64%
4.02%
3.94%
4.10%
3.97%
4.06%
3.85%
2016Y
2017Y
2018Y
2019Y
2020Y


Efficiency Ratio
82.0%
73.7%
71.8%
64.4%
67.8%
2016Y
2017Y
2018Y
2019Y
2020Y

Note: Dollars in millions.

(1) The orange shaded areas represent core results which are non-GAAP financial measures. See appendix for applicable reconciliation.
(2) The blue shaded areas represent core results which are non-GAAP financial measures. See appendix for applicable reconciliation.
(3) Non-GAAP financial measure. See appendix for reconciliation.

Quarterly Financial Highlights

		For the Quarter Ended,				
		12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Profitability	Diluted Earnings per Common Share	$0.67	$0.46	$0.11	$0.34	$0.42
	ROAA	1.37 %	0.98 %	0.23 %	0.80 %	1.04 %
	ROAE	13.86	9.85	2.35	6.31	8.18
	Net Interest Margin	4.26	4.06	3.89	3.93	4.08
	Efficiency Ratio	60.27	65.65	77.40	72.39	66.50
	Core Pre-Tax, Pre-Provision Income[1] in millions	$19,924	$15,944	$14,691	$7,504	$7,859
	Core Diluted Earnings Per Common Share[1]	$0.68	$0.53	$0.41	$0.37	$0.45
	Core ROAA[1]	1.40 %	1.12 %	0.84 %	0.89 %	1.11 %
	Core ROAE[1]	14.17	11.28	8.41	6.97	8.70
	Core Net Interest Margin[1]	3.99	3.81	3.71	3.88	3.92
	Core Efficiency Ratio[1]	59.30	61.75	59.10	67.18	65.81
Capital	Community Bank Leverage Ratio	8.79 %	8.74 %	9.18 %	10.27 %	10.56 %
	Tangible Common Equity / Tangible Assets[1]	8.45 %	8.59 %	8.27 %	10.17 %	10.36 %
	Tangible Book Value Per Share[1]	$16.80	$16.18	$15.59	$17.38	$17.31
Asset Quality	NPLs / Loans (Excl. TDRs)[2]	0.35 %	0.32 %	0.39 %	0.57 %	0.53 %
	Allowance for Loan Losses / Loans (Excl. HFS)	0.74	0.66	0.62	0.75	0.71
	ALLL + FV Discount on Acquired Lns/ Loans (Excl. HFS)	1.90	1.88	2.07	0.93	0.91
	NCOs / Average Loans	0.01	0.03	0.00	0.01	0.01

- Strong 4Q20 ROAA driven by PPP fee acceleration, the Main Street Lending Program, and the successful integration of Pedestal acquisition
- 4Q20 earnings power drives meaningful quarter over quarter tangible book value improvement
- Asset Quality remains steady while building loan loss reserve

(1) Non-GAAP financial measure. See appendix for applicable reconciliation.
(2) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

Q4'20 Balance Sheet Highlights

For the quarter ended, $ millions	12/31/2020	Change vs. 9/30/2020	Change vs. 12/31/2019	Highlights
Gross Loans (Excl. HFS)	$2,991.4	-3%	75%	- Reduction in gross loans largely attributable to PPP loan forgiveness of $82.2 million - PPP balances totalling approximately $315.5 million at year end
ALLL + Fair Value Discount on Acquired Loans	$57.6	-2%	268%	- ALLL increased by $1.68 million, 8.3%, from 0.66% to 0.74% of loans. Discount of $35.6 million; 95% attributed to Pedestal acquisition. ALLL + Fair Value Discount on Acquired Loans as a percentage of total loans excluding SBA PPP of 2.12%
Investment Securities	$640.6	17%	130%	- Increase in securities portfolio of $93.1 million due to increased liquidity from PPP loan forgiveness and deposit growth
Deposits	$3,616.7	12%	103%	- $380.4 million in deposit growth across 4 areas: MSLP customers (new relationships), hurricane-related insurance deposits, seasonal municipal taxes, and organic deposit growth
Federal Reserve Borrowings	$0.0	-100%	–	- Paid off the PPP liquidity facility funding of $107.1 million during 4Q20
FHLB Borrowings	$43.1	-63%	-54%	- Paid off $74.0 million during 4Q20
Total Equity	$410.0	3%	44%	- Equity increased $11.8 million. Post acquisiton earnings power is beginning to show capital accretion

Balance Sheet Ratios, $ actual	12/31/2020	Actual 9/30/2020	Actual 12/31/2019
Community Bank Leverage Ratio	8.79 %	8.74 %	10.56 %
Tangible Common Equity / Tangible Assets[(1)]	8.45 %	8.59 %	10.36 %
Tangible Book Value Per Share[(1)]	$16.80	$16.18	$17.31
Gross Loans (Excl. HFS) / Deposits	82.71 %	95.25 %	95.97 %

(1) Non-GAAP financial measure. See appendix for applicable reconciliation.

Yield / Rate Analysis

Loans (12/31/20)

Yield excludes SBA PPP Loans

SBA PPP Yield of 4.66% (inclusive of fees)

37% variable rate portfolio

- 49.4% of variable rate loans have a floor of 4% or higher

63% fixed rate portfolio with a weighted average maturity of 3.73 years

Investments (12/31/20)

Structured as a source of liquidity

Weighted average life of 4.5 years

Weighted average yield of 1.99%

Deposits

Interest bearing deposit prices continue to decrease

Organic deposit growth provides strategic options for continued deposit repricing and continued balance sheet restructure



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.82%
5.55%
5.61%
5.65%
5.59%
4.08%
3.93%
3.89%
4.06%
4.26%
3.92%
3.88%
3.71%
3.81%
3.99%
1.75%
1.52%
1.40%
0.96%
0.77%
0.65%
1.14%
1.07%
0.67%
0.54%
0.45%
0.25%
0.25%
0.25%
0.25%
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
NIM
Core NIM(1)
Cost of Int. Bearing Deposits
Total Cost of Deposits
Loan Yield
Target Fed Funds Rate

Note: Chart based on GAAP data.

(1) Core NIM is a non-GAAP financial measure. The core NIM excludes the accretion of the loan discount on acquired loans. See appendix for applicable reconciliation.

(2) Excludes CDARS balances.

Noninterest Expense Detail

FY 2020 Noninterest Expense Composition



$97.0M
Other
20.6%
Utilities and Communications
2.4%
Legal and Other Professional Fees
2.2%
Data Processing
5.7%
Depreciation and Amortization
4.5%
Occupancy of Bank Premises
5.5%
Salaries and Employee Benefits
59.2%

Noninterest Expense and Efficiency Detail



81.7%
82.0%
73.4%
67.5%
64.0%
2.73%
2.65%
2.59%
2.35%
2.22%
$30.5
$35.1
$36.7
$47.2
$58.1
$97.0
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020
Salaries and Employee Benefits
Occupancy of Bank Premises
Depreciation and Amortization
Data Processing
Legal and Other Professional Fees
Utilities and Communications
Other
Efficiency Ratio
Net NIE / Avg. Assets(1)

Note: Dollars in millions.

Note: Above noninterest expense detail excludes one-time acquisition related expenses.

(1) Net NIE / Avg. Assets calculated as (noninterest expense – noninterest income) / average assets. Excludes one-time securities gains / (losses).

Increasing Liquidity

- $466.8 million, or ~75% of total CDs, will reprice within the next 12-months[2], providing opportunity to further reduce cost of funds and improve the funding profile
- $323.3 million of cash and equivalents, as of 12/31/20
- > $2 billion in liquidity available, as of 12/31/20

Liquidity Sources (12/31/20)		
FHLB Borrowings Capacity	$	1,033
Unencumbered Securities	$	339
Cash Reserves	$	225
Fed Funds Lines Available	$	126
FRB Discount Window[1]	$	350
Total	**$**	**2,073**

CD Repricing Timeline[2]



~75% of CDs will reprice in the next 12-months
$135.4
$82.6
$52.8
$107.4
$60.4
$47.0
$224.0
$158.6
$65.4
$158.2
$103.8
$54.4
< 3 Months
3 - 6 Months
6 - 12 Months
> 12 Months
CDs > $250K
CDs $100K - $250K

Composition of CD Repricing Timeline[2]



< 3 Months 21.7%
3 - 6 Months 17.2%
6 - 12 Months 35.8%
> 12 Months 25.3%
$625.0M

Note: Dollars in millions.
(1) Estimate based on pledging capacity.
(2) CD repricing timeline as of December 31, 2020.

Deposit Composition

- Success in increasing transaction deposits has improved cost of funds, allowing for stability in core net interest margin excluding purchase accounting accretion
- Core deposits (excl. jumbo CDs) represent 93.9% of total deposits (as of 12/31/20)
- Time deposits have decreased to 22% of total deposits (as of 12/31/20), from 30% (as of 12/31/15)

Deposit Composition (12/31/20)



$3.6B
Noninterest Bearing DDA 32.2%
Interest Bearing DDA 4.9%
NOW Accounts 14.1%
MMDA 19.4%
Savings 6.9%
CDs > $250K 6.1%
Other CDs 16.3%
Non-Interest Bearing
NOW & Int. Bearing DDA
MMDA & Savings
Time Deposits

Historical Deposit Composition - $



5-Year Total Deposit CAGR: 31.9%
$904
$273
$366
$42
$222
$933
$338
$218
$153
$224
$1,056
$354
$257
$180
$265
$1,734
$571
$429
$351
$382
$1,782
$595
$447
$341
$399
$3,617
$810
$954
$689
$1,164
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
Non-Interest Bearing
NOW & Int. Bearing DDA
MMDA & Savings
Time Deposits

Historical Deposit Composition - %



30.2%
40.5%
4.7%
24.6%
36.3%
23.3%
16.4%
24.0%
33.6%
24.3%
17.0%
25.1%
32.9%
24.7%
20.3%
22.1%
33.4%
25.1%
19.1%
22.4%
22.4%
26.4%
19.0%
32.2%
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
Non-Interest Bearing
NOW & Int. Bearing DDA
MMDA & Savings
Time Deposits

Note: Dollars in millions.

Securities Portfolio

- Portfolio's main purpose is to serve as a source of on balance sheet liquidity
- 100% of securities are classified as available for sale (AFS)
- $640.6 million in securities AFS, primarily concentrated in agency MBS and municipal securities
  - Q4'20 weighted average yield of 1.71%
  - Weighted average life of 5.93 years
  - Estimated effective duration of 45.79 months
  - $301.7 million AFS securities pledged as collateral (as of 12/31/20)
- ~$12.7 million FHLB stock and other equity securities

AFS Securities Portfolio (12/31/20)



Other Securities 0.3%
U.S. Government Agencies 0.4%
Corporate Securities 6.1%
Municipal Securities 47.2%
$640.6M
Mortgage-Backed Securities 46.1%

	Book Value	Market Value	Net Unrealized Gain / (Loss)
Municipal Securities	$ 296.3	$ 302.3	$ 6.0
Mortgage-Backed Securities	288.4	295.0	6.6
Corporate Securities	38.7	39.1	0.4
U.S. Government Agencies	2.6	2.6	0.0
Other Securities	1.4	1.6	0.2
Total AFS Securities	**$ 627.4**	**$ 640.6**	**$ 13.2**

Note: Dollars in millions.

COVID-19 Ongoing Pandemic Response

All locations are open. Traffic at locations is 3% lower than pre-COVID-19

Staffing

Approximately 20% of all employees are working remotely

Non-frontline staff working remotely is a higher percentage at 54%

COVID-19 Deferral Assistance Program

Only $3.3 million in COVID-19 deferred loans still remain in the deferral period (0.5% of original Deferral Assistance Program balances). Remaining loan balances represent an immaterial percentage of the total loan portfolio

In addition to the Deferral Assistance Program, interest only modifications were granted to seasoned, highly-rated loan relationships. Loans currently in the interest only period account for approximately 3.6% of the total loan portfolio.

Participation in Paycheck Protection Program ("PPP")

Participation resulted in approximately 2,800 loans totaling $397.7 million. Remaining PPP loan balances of $315.5 million following $82.2 million in loan forgiveness. Average loan size of $131 thousand for remaining portfolio

The Bank implemented use of the Numerated platform. The program documents the process from application to funding to eventual forgiveness

The Bank is participating in Phase 2

Participation in Main Street Lending Program

Originated 45 loans with original principal balance of $327.8 million during 2020

The Bank retained $16.4 million of the loan balances with an average balance of $364,000

Note: Data is as of December 31, 2020, and is based on outstanding loan balance before accounting adjustments.

Loan Composition



Home Equity Loans, 2.8%
Farmland, 2.1%
Multi-Family, 3.6%
Consumer & Other, 3.6%
Commercial, 21.6%
1-4 Family, 14.7%
NOOCRE, 18.6%
Construction & Land, 15.1%
OOCRE, 17.9%

COMMERCIAL	
Outstanding:	$578 million
Unfunded:	$320 million
Average Loan:	$178 thousand
NPL %(1):	0.39%

NOOCRE	
Outstanding:	$496 million
Unfunded:	$26 million
Average Loan:	$881 thousand
NPL %(1):	0.13%

OOCRE	
Outstanding:	$479 million
Unfunded:	$21 million
Average Loan:	$508 thousand
NPL %(1):	0.58%

1-4 FAMILY	
Outstanding:	$403 million
Unfunded:	$147 million
Average Loan:	$277 thousand
NPL %(1):	0.25%

CONSTRUCTION & LAND	
Outstanding:	$403 million
Unfunded:	$147 million
Average Loan:	$277 thousand
NPL %(1):	0.25%

Note: Loan composition based on regulatory data and excludes SBA PPP loans as of December 31, 2020.
(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

Loan Composition: Commercial



Commercial Loans By Collateral
Cash/Securities, 6.6%
Agricultural, 5.3%
AR & Inventory, 32.5%
All Other, 14.8%
Titled Collateral, 16.9%
Equipment, 23.9%

- Weighted average maturity of Commercial portfolio is 2.75 years
- Line of Credit usage monitoring took place daily from March 16, 2020 through 2Q20 and continued weekly through 3Q20



Commercial Line Utilization
Weekly Average Utilization: 39.5%
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
1-Oct
8-Oct
15-Oct
22-Oct
29-Oct
5-Nov
12-Nov
19-Nov
26-Nov
3-Dec
10-Dec
17-Dec
24-Dec
31-Dec

Note: Data is as of December 31, 2020. Percentages based on loan balances before accounting adjustments and excludes SBA PPP loan balances.

Loan Composition: Commercial Real Estate

Owner – Occupied CRE makes up approximately 49% of total CRE lending

C&D and Total CRE concentrations of 106% and 262%, respectively[(1)]

C&D Composition



7.4%
2.7%
17.0%
3.5%
4.9%
9.6%
12.4%
13.4%
4.6%
24.4%

C&D Portfolio	
Raw Land	17.0%
Vacant Residential Lots	9.6%
Vacant Commercial Lots	13.4%
Land Development - Residential	24.4%
Residential Construction - OORE	4.6%
Residential Construction - Non OORE	12.4%
Commercial Construction - Retail	4.9%
Commercial Construction - Office	3.5%
Commercial Construction - Apartment/Multi-Family	2.7%
Commercial Construction - Other	7.4%
Total C&D	**100.0%**
Total C&D Portfolio	**$403,065**
Average Loan Size	**$277**

CRE Composition - Owner Occupied



2.6%
6.7%
17.7%
10.9%
12.4%
49.7%

Owner Occupied CRE Portfolio	
Hotel/Motel	2.6%
Office Building	6.7%
Office/Warehouse	10.9%
Retail	12.4%
Commercial Building	49.7%
Other	17.7%
Total CRE - Owner Occupied	**100.0%**
Total CRE - Owner Occupied Portfolio	**$478,856**
Average Loan Size	**$508**

CRE Composition - Income Producing



12.1%
8.8%
14.1%
4.9%
4.5%
39.2%
9.2%
7.3%

Income Producing CRE Portfolio	
Hotel/Motel	8.8%
Office Building	14.1%
Office/Warehouse	4.9%
Warehouse	4.5%
Retail - Single Tenant	9.2%
Retail - Multi Tenant	7.3%
Commercial Building	39.2%
Other	12.1%
Total CRE - Income Producing	**100.0%**
Total CRE - Income Producing Portfolio	**$496,198**
Average Loan Size	**$881**

Note: Dollars in thousands. Loan composition and C&D/CRE concentration ratios as of December 31, 2020. Concentration ratios represent bank-level data.
(1) Expressed as a percentage of total risk-based capital.

Sectors in Focus: Industry Composition


Retail, 8.6%
Oil and Gas, 7.6%
Hotel and Motels, 3.1%
Food and Drink Services, 2.3%
Other Hospitality, 1.2%
All Others, 77.2%

Loan portfolio sectors of internal focus determined by current market conditions

- Oil & Gas volatility
- Economic uncertainty related to COVID

	Outstanding Balance	% of Total Loans	Average Loan Size	Past Due $[1]	Past Due %	NPL $[1]	NPL%
Sectors in Focus	$618,694	22.8%	$527	$1,979	0.32%	$2,768	0.45%
All Other	$2,089,473	77.2%	$146	$12,002	0.57%	$7,817	0.36%
TOTAL	**$2,708,167**	**100.0%**	**$181**	**$13,981**	**0.52%**	**$10,586**	**0.39%**

Note: Dollars in thousands. Data is as of December 31, 2020. Loan balances based on balances before accounting adjustments and excludes SBA PPP loan balances.

(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

Sectors in Focus: Oil and Gas Lending

Oil and Gas Loans By Function



Other, 9.8%
Repairs & Maintenance, 17.9%
Construction, 10.0%
Manufacturing, 10.8%
Equipment Sales and Rental, 17.4%
Professional Services, 16.9%
Transportation, 17.3%

ALLL + Fair Value Discount on Acquired Loans for Oil and Gas loans totals $13.7 million

- 7% of Oil and Gas Portfolio balances
- $11.8 million is related to Pedestal loans

No Shared National Credits in Oil & Gas portfolio

	Outstanding Balance	% of Total Loans	Average Loan Size	Past Due $(1)	Past Due %	NPL $(1)	NPL%
Repairs & Maintenance	$37,127	1.4%	$523	$0	0.00%	$394	1.06%
Equipment Sales and Rental	$36,121	1.3%	$509	$0	0.00%	$0	0.00%
Transportation	$35,737	1.3%	$384	$385	1.08%	$27	0.08%
Professional Services	$34,982	1.3%	$448	$0	0.00%	$0	0.00%
Manufacturing	$22,298	0.8%	$413	$0	0.00%	$0	0.00%
Construction	$20,650	0.8%	$405	$669	3.24%	$44	0.21%
Other	$20,236	0.7%	$471	$110	0.54%	$0	0.00%
TOTAL	**$207,151**	**7.6%**	**$449**	**$1,163**	**0.56%**	**$465**	**0.22%**

Note: Dollars in thousands. Data is as of December 31, 2020. Loan balances based on balances before accounting adjustments and excludes SBA PPP loan balances.
(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

Sectors in Focus: Retail Lending


Retail
Retail non CRE, 8.2%
Multi-Tenant, 33.6%
Single Tenant, 58.2%

No significant concentrations across the portfolio

Approximately 60.8% of Single Tenant is owner-occupied

	Outstanding Balance	% of Total Loans	Average Loan Size	Past Due $[1]	Past Due %	NPL $[1]	NPL%
Single Tenant	$135,243	5.0%	$552	$253	0.19%	$121	0.09%
Multi-Tenant	$78,108	2.9%	$1,370	$0	0.00%	$0	0.00%
Retail Exposure non CRE	$19,103	0.7%	$133	$562	2.94%	$407	2.13%
TOTAL	**$232,454**	**8.6%**	**$521**	**$815**	**0.35%**	**$528**	**0.23%**

Note: Dollars in thousands. Data is as of December 31, 2020. Loan balances based on balances before accounting adjustments and excludes SBA PPP loan balances.

(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

Sectors in Focus: Hospitality Lending

Hotels and Motels


NonFlagged Hotels & Motels, 9.9%
Short-Term, Stay/Bed & Breakfast, 10.0%
Flagged Hotels and Motels, 80.0%

Food and Drink Services


Bars, Taverns, Pubs, 3.7%
Caterers, 0.3%
Restaurant Suppliers, 3.9%
Full-Service Restaurants, 48.3%
Limited-Service Restaurants, 43.8%

	Outstanding Balance	% of Total Loans	Average Loan Size	Past Due $[(1)]	Past Due %	NPL $[(1)]	NPL%
Hotels and Motels	$83,589	3.1%	$1,858	$0	0.00%	$26	0.03%
Food and Drink Services	$61,935	2.3%	$387	$0	0.00%	$1,660	2.68%
Event and Banquet	$13,096	0.5%	$655	$0	0.00%	$0	0.00%
Other Hospitality	$20,469	0.8%	$2,274	$0	0.00%	$0	0.00%
TOTAL	**$179,090**	**6.6%**	**$765**	**$0**	**0.00%**	**$1,686**	**0.94%**

Note: Dollars in thousands. Data is as of December 31, 2020. Loan balances based on balances before accounting adjustments and excludes SBA PPP loan balances.

(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

Stable Credit Performance

Past Due Loans(1)


0.18%
0.35%
0.29%
0.27%
0.44%
$3.0
$6.2
$8.6
$8.5
$13.2
4Q19
1Q20
2Q20
3Q20
4Q20
Past Due Loans to Total Loans
Past Due Loans

Nonperforming Loans(1)


0.53%
0.57%
0.39%
0.32%
0.35%
$9.0
$10.1
$11.8
$10.0
$10.6
4Q19
1Q20
2Q20
3Q20
4Q20
Nonperforming Loans to Total Loans
NPLs

ALLL & FV Discount(2)


0.91%
0.93%
2.07%
1.88%
1.90%
0.71%
0.75%
0.62%
0.66%
0.74%
4Q19
1Q20
2Q20
3Q20
4Q20
ALLL+Discount to Total Loans
ALLL to Total Loans

Net Charge-offs


0.01%
0.01%
0.00%
0.03%
0.01%
4Q19
1Q20
2Q20
3Q20
4Q20
NCO/Average Loans

Note: Dollars in millions.

(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

(2) Total Loans includes SBA PPP loan balances.

Recent Developments – Smith Shellnut Wilson, LLC Acquisition

Transaction Overview

- On March 9, 2021, b1BANK, the wholly-owned subsidiary of Business First Bancshares, Inc. ("BFST"), entered into a definitive Purchase and Sale agreement with Smith Shellnut Wilson, LLC ("SSW"), whereby b1BANK will acquire 100% membership interests of SSW
- The transaction has been approved by both parties; SSW and b1BANK, and is expected to announce on March 22, 2021, and close after close of business on March 31, 2021
- SSW will operate as a wholly-owned subsidiary of b1BANK

About SSW

- Smith Shellnut Wilson, LLC is a Mississippi limited liability company and registered investment adviser, with its principal office located in Ridgeland, Mississippi
- SSW was founded in 1995 and offers investment advisory services, which includes discretionary and non-discretionary management of investment portfolios for a variety of clients including, but not limited to, financial institutions, individuals, trusts and business entities in accordance with the investment objectives of its clients
- As of December 31, 2020, SSW maintained ~$3.9 billion in assets under management
  - ~$2.9 billion non-discretionary, and ~$1.0 billion discretionary

Note: Smith Shellnut Wilson, LLC is not a participant in the proposed offering of subordinated debt.

Appendix

Interest Rate Sensitivity

Gradual 12-Month Shock Impact on Net Interest Income



2020
2019
8.4%
2.5%
5.5%
2.8%
2.6%
2.8%
(1.3%)
(3.2%)
+300 bps
+200 bps
+100 bps
Base
-100 bps

Gradual 12-Month Shock Impact on Economic Value of Equity



2020
2019
10.6%
3.8%
2.3%
2.5%
1.6%
2.3%
0.8%
(1.9%)
+300 bps
+200 bps
+100 bps
Base
-100 bps

Note: Above analysis reflects a simulated change in net interest income and fair value of equity over a 12-month horizon as of the dates indicated.

Capital Ratios

TCE / TA (Consolidated Hold Co.)(1)



13.0%
10.0%
9.5%
9.9%
10.4%
8.5%
8.4%
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
Pro Forma 12/31/20 (2)

CET1 Ratio



14.5%
11.3%
11.4%
10.8%
11.1%
9.5%
11.8%
12.3%
11.4%
12.2%
10.6%
11.3%
10.6%
12.6%
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
Pro Forma 12/31/20 (2)
Consolidated
Bank Level

Tier 1 Leverage Ratio (CBLR)



13.5%
10.1%
10.2%
9.7%
9.9%
8.8%
11.7%
12.1%
10.6%
11.3%
8.8%
9.2%
8.7%
10.2%
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
Pro Forma 12/31/20(2)
Consolidated
Bank Level

Total Risk-Based Capital Ratio



15.2%
12.1%
12.2%
11.6%
11.9%
10.2%
13.9%
12.9%
13.3%
12.8%
12.3%
12.0%
13.8%
13.3%
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
Pro Forma 12/31/20 (2)
Consolidated
Bank Level

(1) Represents non-GAAP financial measures. See appendix pages 39-43 for applicable reconciliation.
(2) Pro forma analysis assumes gross subordinated debt issuance of $50.0 million, with $10.0 million of proceeds utilized to repay existing holding company borrowings and remaining $40.0 million downstreamed to the bank subsidiary. Assumes 20% risk-weighting on net proceeds.

Pro Forma Capitalization Table: Consolidated Holding Company

	Actual 12/31/20	Consolidated Adjustments: Sub-Debt Capital Infusion	Consolidated Adjustments: Paydown of Borrowings	Pro Forma 12/31/20
Common Equity Before Adjustments	$ 409,963	$ -	$ -	$ 409,963
Less: Goodwill & Intangible Assets, Net	63,620	-	-	63,620
Less: Unrealized Gains / (Losses)	10,628	-	-	10,628
Estimated Common Equity Tier 1	**$ 335,715**	**$ -**	**$ -**	**$ 335,715**
TruPs	5,000	-	-	5,000
Estimated Tier 1 Capital	**$ 340,715**	**$ -**	**$ -**	**$ 340,715**
ALLL Includable in Tier 2	22,024	-	-	22,024
Subordinated Debt	25,000	50,000	-	75,000
Estimated Tier 2 Capital	**$ 47,024**	**$ 50,000**	**$ -**	**$ 97,024**
Estimated Total Risk-Based Capital	**$ 387,739**	**$ 50,000**	**$ -**	**$ 437,739**
TCE / TA[1]				
Tangible Common Equity	$ 346,367	$ -	$ -	$ 346,367
Tangible Assets	$ 4,096,764	$ 50,000	$ (10,000)	$ 4,136,764

Estimated Consolidated Capital Ratios

	Actual 12/31/20	Pro Forma 12/31/20
TCE / TA[1]	**8.45%**	**8.37%**
CET1 Ratio	**10.63%**	**10.60%**
Tier 1 Leverage Ratio (CBLR)	**8.79%**	**8.70%**
Total Risk-Based Capital Ratio	**12.28%**	**13.83%**

Note: Dollars in thousands. Above figures represent estimated regulatory capital as of December 31, 2020.
Note: Above analysis assumes gross subordinated debt issuance of $50.0 million, with $10.0 million of proceeds utilized to repay existing holding company borrowings and remaining $40.0 million downstreamed to the bank subsidiary. Assumes 20% risk-weighting on net proceeds.
(1) Represents non-GAAP financial measures. See appendix page 39-43 for applicable reconciliation.

Pro Forma Capitalization Table: Bank Level

	Actual 12/31/20	Proposed Capital Infusion	Pro Forma 12/31/20
Common Equity Before Adjustments	$ 432,331	$ 40,000	$ 472,331
Less: Goodwill & Intangible Assets, Net	63,620	-	63,620
Less: Unrealized Gains / (Losses)	10,628	-	10,628
Estimated Common Equity Tier 1	**$ 358,083**	**$ 40,000**	**$ 398,083**
Other Tier 1 Capital Adjustments	-	-	-
Estimated Tier 1 Capital	**$ 358,083**	**$ 40,000**	**$ 398,083**
ALLL Includable in Tier 2	22,024	-	22,024
Other Tier 2 Capital Adjustments	-	-	-
Estimated Tier 2 Capital	**$ 22,024**	**$ -**	**$ 22,024**
Estimated Total Risk-Based Capital	**$ 380,107**	**$ 40,000**	**$ 420,107**

Estimated Bank Level Capital Ratios

	Actual 12/31/20	Pro Forma 12/31/20
CET1 Ratio	**11.34%**	**12.58%**
Tier 1 Leverage Ratio (CBLR)	**9.24%**	**10.19%**
Total Risk-Based Capital Ratio	**12.04%**	**13.28%**
C&D / TRBC	**106.0%**	**95.9%**
Non-OO CRE / TRBC	**262.0%**	**237.0%**

Note: Dollars in thousands. Above figures represent estimated regulatory capital as of December 31, 2020.
Note: Above analysis assumes gross subordinated debt issuance of $50.0 million, with $10.0 million of proceeds utilized to repay existing holding company borrowings and remaining $40.0 million downstreamed to the bank subsidiary. Assumes 20% risk-weighting on net proceeds.

Historical Double Leverage and Interest Coverage

	Annual		Quarterly	Pro Forma(1)	
	2019	2020	Q4'20	Annual 2020	Quarterly Q4'20
Total Investment in Subsidiaries	$ 300,122	$ 432,486	$ 432,486	$ 472,486	$ 472,486
Holding Company Total Equity	$ 285,097	$ 409,963	$ 409,963	$ 409,963	$ 409,963
Double Leverage Ratio	**105.3%**	**105.5%**	**105.5%**	**115.3%**	**115.3%**
Interest Coverage					
TruPs	$ -	$ 121	$ 42	$ 121	$ 42
Subordinated Debt	1,688	1,688	422	3,688	922
Other Borrowings	1,828	2,738	603	2,338	503
Total Debt Interest Expense	**$ 3,516**	**$ 4,547**	**$ 1,067**	**$ 6,147**	**$ 1,467** A
Total Deposits Interest Expense	$ 19,753	$ 17,562	$ 3,736	$ 17,562	$ 3,736 B
Total Debt + Deposit Interest Expense - *(A+B)*	**$ 23,269**	**$ 22,109**	**$ 4,803**	**$ 23,709**	**$ 5,203** C
Pre-Tax Income	$ 29,852	$ 39,782	$ 17,395	$ 38,182	$ 16,995 D
Pre-Tax Income Interest Coverage					
Excluding Deposit Interest Expense - *(A+D) / A*	**9.5x**	**9.7x**	**17.3x**	**7.2x**	**12.6x**
Including Deposit Interest Expense - *(C+D) / C*	**2.3x**	**2.8x**	**4.6x**	**2.6x**	**4.3x**

Note: Dollars in thousands.

(1) Pro Forma analysis assumes gross subordinated debt issuance of $50.0 million, with $10.0 million of proceeds utilized to repay existing holding company borrowings at a 4.00% pre-tax weighted average cost of debt. Assumes the remaining $40.0 million are downstreamed to the bank subsidiary. Assumes 4.00% pre-tax cost of debt on subordinated debt for illustrative purposes.

Historical Financial Summary

	For the Fiscal Year Ended December 31,					
	2015	2016	2017	2018	2019	2020
Balance Sheet & Capital						
Total Assets	$1,076,089	$1,105,841	$1,321,256	$2,094,896	$2,273,835	$4,160,360
Gross Loans (Excl. HFS)	772,392	810,951	975,284	1,528,469	1,710,265	2,991,355
Deposits	904,236	932,795	1,055,533	1,733,934	1,782,010	3,616,679
Total Equity	112,449	113,559	179,935	260,058	285,097	409,963
Tangible Common Equity / Tangible Assets[1]	9.95 %	9.52 %	13.04 %	9.90 %	10.36 %	8.45 %
Community Bank Leverage Ratio	10.08	9.67	13.53	11.66	10.56	8.79
Net Loans (Excl. HFS) / Assets	71.10 %	72.60 %	73.15 %	72.43 %	74.68 %	71.37 %
Gross Loans (Excl. HFS) / Deposits	85.42	86.94	92.40	88.15	95.97	82.71
NIB Deposits / Deposits	24.61	23.98	25.07	22.05	22.38	32.19
Commercial Loans / Loans (Excl. HFS)[2]	23.99	26.28	26.09	23.79	24.27	21.60
C&D / Total Risk-Based Capital[3]	84.5 %	80.1 %	118.8 %	94.6 %	96.0 %	106.0 %
CRE / Total Risk-Based Capital[3]	234.3	220.2	286.1	216.4	222.5	262.0
Asset Quality						
NPLs / Loans (Excl. TDRs)[4]	1.03 %	0.90 %	1.30 %	0.93 %	0.53 %	0.35 %
NPAs / Assets (Excl. TDRs)[4]	0.93	0.77	0.98	0.77	0.58	0.48
Reserves / Loans (Excl. HFS)	0.94	1.01	0.90	0.73	0.71	0.74
NCOs / Average Loans	0.08	0.04	0.41	0.00	0.10	0.06
Profitability Ratios						
Net Income	$4,096	$5,111	$4,848	$14,091	$23,772	$29,994
ROAA	0.41 %	0.45 %	0.40 %	0.84 %	1.11 %	0.88 %
ROAE	3.89	4.42	3.68	7.04	8.70	8.42
Net Interest Margin	3.68 %	3.64 %	4.01 %	4.02 %	4.10 %	4.06 %
Efficiency Ratio	81.70	82.00	73.70	71.78	64.37	67.75
Non-Interest Income / Avg. Assets	0.32	0.46	0.47	0.46	0.50	0.63
Non-Interest Expense / Avg. Assets	3.05	3.11	3.07	2.99	2.74	2.95

Note: Dollars in thousands.

(1) Non-GAAP Financial measure. See appendix for applicable reconciliation.

(2) Excludes SBA PPP loans.

(3) Calculated at the bank level based on FDIC call report data.

(4) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

Commercial Real Estate – Historical Performance

	Q4'15	Q4'16	Q4'17	Q4'18	Q4'19	Q4'20
Construction - 1-4 Family Residential	$ 25,032	$ 29,683	$ 37,565	$ 55,485	$ 60,780	$ 68,503
Other Const, Development, Vacant Land & Lots	72,840	64,742	105,970	155,569	183,401	334,562
Total Construction	**97,872**	**94,425**	**143,535**	**211,054**	**244,181**	**403,065**
% of Total Loans [(1)]	*12.5%*	*11.6%*	*14.7%*	*13.8%*	*14.2%*	*14.8%*
% of Total Bank Capital	*86.6%*	*80.1%*	*119.1%*	*94.6%*	*96.0%*	*106.0%*
Multi-Family Properties	26,058	22,737	20,717	39,273	36,454	95,707
Commercial Rental	140,150	135,901	174,552	226,723	284,795	496,198
Other Loans for Real Estate Purposes[(2)]	7,333	6,541	6,869	5,731	708	736
Total Outstanding CRE Exposure	**$ 271,413**	**$ 259,604**	**$ 345,673**	**$ 482,781**	**$ 566,138**	**$ 995,706**
% of Total Loans [(1)]	*34.8%*	*31.8%*	*35.4%*	*31.6%*	*33.0%*	*36.6%*
% of Total Bank Capital	*240.3%*	*220.2%*	*286.8%*	*216.4%*	*222.5%*	*262.0%*
Total Committed CRE Loans	$ 337,686	$ 322,962	$ 442,568	$ 568,607	$ 696,148	$ 1,191,282
Credit Ratings						
Pass-Watch / Special Mention %	3.9%	4.2%	1.1%	1.6%	0.5%	1.7%
Classified %	5.6%	1.7%	1.1%	0.9%	0.9%	0.7%
Total Watch List % [(3)]	9.5%	5.9%	2.3%	2.5%	1.4%	2.4%
Past Dues[(4)]						
Nonaccrual Loans	$ 3,755	$ 1,283	$ 2,791	$ 550	$ 1,449	$ 1,578
Past Due 90 days or more	-	-	-	-	-	77
Total Past Due	$ 3,755	$ 1,283	$ 2,791	$ 550	$ 1,449	$ 1,654
Total Past Due / Total CRE Loans	*1.4%*	*0.5%*	*0.8%*	*0.1%*	*0.3%*	*0.2%*
Net Charge Offs YTD[(5)]	$ 99	$ (431)	$ 9	$ (322)	$ (2)	$ 14
Net Charge Offs YTD / CRE Loans	*0.04%*	*(0.17%)*	*0.00%*	*(0.07%)*	*(0.00%)*	*0.00%*

Note: Dollars in thousands.

(1) Total Loans based on outstanding loan balances prior to accounting adjustments and exclude SBA PPP loan balances.

(2) Other Loans for Real Estate Purpose balances based on loan-level data and do not reflect accounting adjustments for fees or discounts.

(3) Percentage based on CRE loans outstanding.

(4) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

(5) Q4'17 NCOs excludes $600 thousand charge-off required to recognize a purchase discount gain of $2.4 million as a result of the American Gateway transaction.

Oil and Gas Lending – Historical Performance

	Q1'15	Q4'15	Q4'16	Q4'17	Q4'18	Q4'19	Q4'20
Upstream	$ 6,395	$ 13,878	$ 14,392	$ 17,742	$ 12,530	$ 9,639	$ 2,305
Midstream	16,072	17,422	35,024	25,490	18,148	6,518	$ 1,669
Downstream	13,279	14,248	11,766	10,144	8,578	4,511	$ 467
Support / Services	77,520	79,313	73,142	70,765	86,802	77,221	$ 202,710
Total Energy Exposure	**$ 113,265**	**$ 124,862**	**$ 134,323**	**$ 124,140**	**$ 126,058**	**$ 97,888**	**$ 207,151**
% of Total Loans	*19.5%*	*16.0%*	*16.4%*	*12.7%*	*8.2%*	*5.7%*	*7.6%*
% of Total Bank Capital	*133.1%*	*110.5%*	*113.9%*	*103.0%*	*56.5%*	*38.5%*	*54.5%*
Total Committed Energy Loans	$ 145,609	$ 160,537	$ 178,151	$ 160,313	$ 178,073	$ 146,138	$ 279,573
Credit Ratings							
Pass-Watch / Special Mention %	8.4%	27.1%	17.1%	17.5%	8.6%	12.1%	8.7%
Classified %	0.0%	0.8%	5.7%	3.1%	7.0%	3.6%	3.2%
Total Watch List % [(1)]	8.4%	27.8%	22.7%	20.6%	15.6%	15.7%	12.0%
Past Dues[(2)]							
Nonaccrual Loans	$ -	$ 949	$ 1,125	$ 3,882	$ 2,020	$ 23	$ 394
Past Due 90 days or more	-	-	-	-	-	-	71
Total Past Due	$ -	$ 949	$ 1,125	$ 3,882	$ 2,020	$ 23	$ 465
Total Past Due / Total Energy Loans	*0.0%*	*0.8%*	*0.8%*	*3.1%*	*1.6%*	*0.0%*	*0.2%*
Net Charge Offs YTD	$ -	$ 612	$ 667	$ 2,889	$ -	$ 1,500	$ 251
Net Charge Offs YTD/ Energy Loans	*0.0%*	*0.5%*	*0.5%*	*2.3%*	*0.0%*	*1.5%*	*0.1%*

Note: Dollars in thousands. Total Loans based on outstanding loan balances prior to accounting adjustments and exclude SBA PPP loan balances.

(1) Percentage based on Energy loans outstanding.

(2) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

Reconciliation of Non-GAAP Financial Measures

Core Net Income, ROAA, NIM	For the Year Ended December 31,						Fiscal Quarter				
	2015	2016	2017	2018	2019	2020	Q4'19	Q1'20	Q2'20	Q3'20	Q4'20
Core Net Income:											
Net Income	$ 4,096	$ 5,111	$ 4,848	$ 14,091	$ 23,772	$ 29,994	$ 5,759	$ 4,499	$ 2,052	$ 9,609	$ 13,834
Adjustments[(1)]:											
Sale of Impaired Credit	$ -	$ -	$ (1,815)	$ (69)	$ (72)	$ -	$ -	$ -	$ -	$ -	$ -
Deferred Tax Asset write-down	$ -	$ -	$ 1,668	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Employee Share Awards- NASDAQ Listing	$ -	$ -	$ -	$ 93	$ -	$ -	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ -	$ -	$ -	$ (280)	$ 568	$ 277	$ 99	$ (100)	$ -	$ 502	$ (125)
(Gain)/Loss on Sale of Securities	$ -	$ -	$ -	$ (6)	$ (84)	$ (107)	$ (17)	$ (20)	$ -	$ (75)	$ (12)
(Gain)/Loss on Sale of Banking Center					$ (243)	$ -	$ 216	$ -	$ -	$ -	$ -
Early Lease Termination Penalty	$ -	$ -	$ -	$ -	$ 69	$ -	$ -	$ -	$ -	$ -	$ -
Stock Option Exercises	$ -	$ -	$ -	$ -	$ -	$ (530)	$ -	$ (530)	$ -	$ -	$ -
Acquisition-related expenses	$ 758	$ 187	$ 129	$ 2,945	$ 603	$ 7,832	$ 65	$ 1,121	$ 5,298	$ 965	$ 448
Core Net Income	$ 4,854	$ 5,298	$ 4,830	$ 16,774	$ 24,614	$ 37,466	$ 6,122	$ 4,970	$ 7,350	$ 11,001	$ 14,145
Core Return on Average Assets:											
Net Income	$ 4,096	$ 5,111	$ 4,848	$ 14,091	$ 23,772	$ 29,994	$ 5,759	$ 4,499	$ 2,052	$ 9,609	$ 13,834
Core Net Income	$ 4,854	$ 5,298	$ 4,830	$ 16,774	$ 24,614	$ 37,466	$ 6,122	$ 4,970	$ 7,350	$ 11,001	$ 14,145
Average Assets	$999,487	$1,127,773	$1,199,788	$1,682,177	$2,136,081	$3,426,120	$ 2,209,182	$ 2,244,584	$ 3,496,074	$ 3,933,631	$ 4,029,660
ROAA	0.41%	0.45%	0.40%	0.84%	1.11%	0.88%	1.04%	0.80%	0.23%	0.98%	1.37%
Core ROAA	0.49%	0.47%	0.40%	1.00%	1.15%	1.09%	1.11%	0.89%	0.84%	1.12%	1.40%
ROAE	3.89%	4.42%	3.68%	7.04%	8.70%	8.42%	8.18%	6.31%	2.35%	9.85%	13.86%
Core ROAE	4.61%	4.58%	3.67%	8.38%	9.01%	10.51%	8.69%	6.97%	8.41%	11.28%	14.17%
Average Diluted Shares Outstanding	n/a	n/a	8,003,822	11,545,943	13,670,777	18,243,445	13,638,168	13,367,276	18,121,958	20,704,444	20,726,648
Diluted Earnings per Common Share			$ 0.61	$ 1.22	$ 1.74	$ 1.64	$ 0.42	$ 0.34	$ 0.11	$ 0.46	$ 0.67
Core Diluted Earnings per Common Share			$ 0.60	$ 1.45	$ 1.80	$ 2.05	$ 0.45	$ 0.37	$ 0.41	$ 0.53	$ 0.68
Core Net Interest Margin:											
Net Interest Income	$ 34,150	$ 37,592	$ 44,372	$ 62,229	$ 80,198	$ 127,646	$ 20,627	$ 20,211	$ 30,919	$ 36,932	$ 39,584
Adjustments:											
Loan purchase discount accretion	(1,961)	(1,363)	(4,135)	(1,278)	(2,602)	(6,592)	(800)	(290)	(1,465)	(2,270)	(2,567)
Core Net Interest Income	$ 32,189	$ 36,229	$ 40,237	$ 60,951	$ 77,596	$ 121,054	$ 19,827	$ 19,921	$ 29,454	$ 34,662	$ 37,017
Average Interest-earning Assets	$927,484	$1,032,618	$1,106,123	$1,547,806	$1,956,719	$3,145,743	$ 2,020,629	$ 2,055,603	$ 3,176,156	$ 3,636,383	$ 3,714,828
Net Interest Margin	3.68%	3.64%	4.01%	4.02%	4.10%	4.06%	4.08%	3.93%	3.89%	4.06%	4.26%
Core Net Interest Margin	3.47%	3.51%	3.64%	3.94%	3.97%	3.85%	3.92%	3.88%	3.71%	3.81%	3.99%

Note: Dollars in thousands.
(1) Adjustments are net of tax.

Reconciliation of Non-GAAP Financial Measures

TCE / TBV

	Fiscal Quarter				
	Q4'19	Q1'20	Q2'20	Q3'20	Q4'20
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 285,097	$ 282,030	$ 386,336	$ 398,086	$ 409,963
Adjustments:					
Goodwill	(48,495)	(48,495)	(53,649)	(53,627)	(53,862)
Core deposit and other intangibles	(6,694)	(6,471)	(10,389)	(10,061)	(9,734)
Total Tangible Common Equity	$ 229,908	$ 227,064	$ 322,298	$ 334,398	$ 346,367
Tangible Assets					
Total Assets	$2,273,835	$2,287,662	$3,961,138	$3,954,670	$4,160,360
Adjustments:					
Goodwill	(48,495)	(48,495)	(53,649)	(53,627)	(53,862)
Core deposit and other intangibles	(6,694)	(6,471)	(10,389)	(10,061)	(9,734)
Total Tangible Assets	$2,218,646	$2,232,696	$3,897,100	$3,890,982	$4,096,764
Common Equity to Total Assets	12.5%	12.3%	9.8%	10.1%	9.9%
Tangible Common Equity to Tangible Assets	10.4%	10.2%	8.3%	8.6%	8.5%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 285,097	$ 282,030	$ 386,336	$ 398,086	$ 409,963
Adjustments:					
Goodwill	(48,495)	(48,495)	(53,649)	(53,627)	(53,862)
Core deposit and other intangibles	(6,694)	(6,471)	(10,389)	(10,061)	(9,734)
Total Tangible Common Equity	$ 229,908	$ 227,064	$ 322,298	$ 334,398	$ 346,367
Common shares outstanding	13,279,363	13,067,987	20,667,237	20,667,237	20,621,437
Book Value per Common Share	$ 21.47	$ 21.58	$ 18.69	$ 19.26	$ 19.88
Tangible Book Value per Common Share	$ 17.31	$ 17.38	$ 15.59	$ 16.18	$ 16.80

Note: Dollars in thousands except per share data.

TCE / TBV

	For the Year Ended December 31,					
	2015	2016	2017	2018	2019	2020
Tangible Common Equity / Tangible Assets:						
Tangible Common Equity						
Total Shareholders' Equity	$ 112,449	$ 113,559	$ 179,935	$ 260,058	$ 285,097	$ 409,963
Adjustments:						
Goodwill	(3,376)	(6,824)	(6,824)	(49,488)	(48,495)	(53,862)
Core deposit and other intangibles	(2,555)	(2,279)	(2,003)	(7,885)	(6,694)	(9,734)
Total Tangible Common Equity	$ 106,518	$ 104,456	$ 171,108	$ 202,685	$ 229,908	$ 346,367
Tangible Assets						
Total Assets	$ 1,076,089	$ 1,105,841	$ 1,321,256	$ 2,094,896	$ 2,273,835	$ 4,160,360
Adjustments:						
Goodwill	(3,376)	(6,824)	(6,824)	(49,488)	(48,495)	(53,862)
Core deposit and other intangibles	(2,555)	(2,279)	(2,003)	(7,885)	(6,694)	(9,734)
Total Tangible Assets	$ 1,070,158	$ 1,096,738	$ 1,312,429	$ 2,037,523	$ 2,218,646	$ 4,096,764
Common Equity to Total Assets	10.4%	10.3%	13.6%	12.4%	12.5%	9.9%
Tangible Common Equity to Tangible Assets	10.0%	9.5%	13.0%	9.9%	10.4%	8.5%
Tangible Book Value per Share:						
Tangible Common Equity						
Total Shareholders' Equity	$ 112,449	$ 113,559	$ 179,935	$ 260,058	$ 285,097	$ 409,963
Adjustments:						
Goodwill	(3,376)	(6,824)	(6,824)	(49,488)	(48,495)	(53,862)
Core deposit and other intangibles	(2,555)	(2,279)	(2,003)	(7,885)	(6,694)	(9,734)
Total Tangible Common Equity	$ 106,518	$ 104,456	$ 171,108	$ 202,685	$ 229,908	$ 346,367
Common shares outstanding	7,035,913	6,916,673	10,232,495	13,213,280	13,279,363	20,621,437
Book Value per Common Share	$ 15.98	$ 16.42	$ 17.58	$ 19.68	$ 21.47	$ 19.88
Tangible Book Value per Common Share	$ 15.14	$ 15.10	$ 16.72	$ 15.34	$ 17.31	$ 16.80

Note: Dollars in thousands except per share data.

Reconciliation of Non-GAAP Financial Measures

Efficiency Ratio	For the Year Ended December 31,		Fiscal Quarter				
	2019	2020	Q4'19	Q1'20	Q2'20	Q3'20	Q4'20
Core Efficiency Ratio:							
Noninterest Expense	$ 58,448	$ 100,993	$ 15,203	$ 16,643	$ 27,797	$ 26,951	$ 29,602
Core Adjustments	$ (837)	$ (9,630)	$ (76)	$ (1,283)	$ (6,573)	$ (1,206)	$ (568)
Net Interest and Noninterest Income	$ 90,800	$ 149,075	$ 22,861	$ 22,990	$ 35,915	$ 41,054	$ 49,116
Core Adjustments	$ 47	$ 351	$ 125	$ (126)	$ -	$ 635	$ (158)
Efficiency Ratio	64.37%	67.75%	66.50%	72.39%	77.40%	65.65%	60.27%
Core Efficiency Ratio	63.42%	61.14%	65.81%	67.18%	59.10%	61.75%	59.30%

Note: Dollars in thousands.

Core Pre-tax, Pre-provision Earnings, Core PTPPAA					
	Fiscal Quarter				
	Q4'19	Q1'20	Q2'20	Q3'20	Q4'20
Core pre-tax, pre-provision earnings:					
Pre-tax, pre-provision earnings	$ 7,680	$ 6,372	$ 8,118	$ 14,198	$ 19,529
Adjustments:					
Sale of Impaired Credit	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ 125	$ (126)	$ -	$ 635	$ (158)
(Gain)/Loss on Sale of Securities	$ (22)	$ (25)	$ -	$ (95)	$ (15)
(Gain)/Loss on Sale of Banking Center	$ -	$ -	$ -	$ -	$ -
Early Lease Termination Penalty	$ -	$ -	$ -	$ -	$ -
Acquisition-related expenses	$ 76	$ 1,212	$ 6,573	$ 1,206	$ 568
Stock Option Exercises	$ -	$ 71	$ -	$ -	$ -
Core pre-tax, pre-provision earnings	$ 7,859	$ 7,504	$ 14,691	$ 15,944	$ 19,924

Note: Dollars in thousands.